UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2006
Bell Industries, Inc.
(Exact name of registrant as specified in its charter)

California	001-11471	95-2039211

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1960 E. Grand Avenue, Suite #560, El Segundo, California	90245

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	310-563-2355
Not applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement
     On April 28, 2006, Bell Industries, Inc. (the “Company”), as seller, entered into an Asset Purchase Agreement (the “Agreement”) with Bourns, Inc., as buyer, and simultaneously closed the asset purchase and sale transaction contemplated by the Agreement, thereby completing the sale of substantially all of the assets, excluding real estate, of its J.W. Miller division. Pursuant to the Agreement, the Company received $8.5 million in cash, subject to post closing adjustments and indemnification obligations.
     The description of the terms and conditions of the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement which is attached hereto as Exhibit 10.1 and is incorporated by reference.
     A copy of the press release announcing the sale is attached hereto as Exhibit 99.1 and is also incorporated by reference.
Item 2.01 – Completion of Acquisition or Disposition of Assets
     The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference in this Item 2.01.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
     The accompanying unaudited pro forma consolidated financial information of the Company reflects the sale of substantially all of the assets of the J.W. Miller division, excluding real estate, on April 28, 2006 in accordance with the Agreement and has been prepared pursuant to rules and regulations of the United States Securities and Exchange Commission. The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results and financial position that might have been achieved had the sale occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position that may occur in the future. The unaudited pro forma consolidated financial statements do not reflect the use of the estimated net cash proceeds in the Company’s ongoing operations or the effect on the Company’s future financial position. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto in the Annul Report on Form 10-K for the year ended December 31, 2005.
BELL INDUSTRIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(In thousands, except per share data)
The following presentation assumes the sale of the J.W. Miller division had been completed on January 1, 2005.

		Pro Forma
	As Reported	Adjustments(a)	Pro Forma
Net revenues
Products	$100,266	$(8,373)	$91,893
Services	30,670		30,670

	130,936	(8,373)	122,563

Costs and expenses
Cost of products sold	79,097	(4,483)	74,614
Cost of services provided	25,184		25,184
Selling and administrative	26,024	(1,943)	24,081
Depreciation and amortization	1,307	(24)	1,283
Interest, net	(275)		(275)
Special item	325		325

	131,662	(6,450)	125,212

Loss before income taxes	(726)	(1,923)	(2,649)
Income tax provision	73		73

Net loss	$(799)	$(1,923)	$(2,722)

Share and per share data
Basic and diluted
Net loss	$(.09)	$(.23)	$(.32)

Weighted average common shares	8,466	8,466	8,466

(a)	Represents the elimination of the historical accounts of the J.W. Miller division.

BELL INDUSTRIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(In thousands, except per share data)
The following presentation assumes the sale of the J.W. Miller division had been completed on January 1, 2004.

		Pro Forma
	As Reported	Adjustments(a)	Pro Forma
Net revenues
Products	$113,832	$(7,776)	$106,056
Services	30,122		30,122

	143,954	(7,776)	136,178

Costs and expenses
Cost of products sold	92,879	(4,295)	88,584
Cost of services provided	24,227		24,227
Selling and administrative	25,477	(1,932)	23,545
Depreciation and amortization	1,710	(23)	1,687
Interest, net	(161)		(161)
Special item	700		700

	144,832	(6,250)	138,582

Loss before income taxes	(878)	(1,526)	(2,404)
Income tax provision	75		75

Net loss	$(953)	$(1,526)	$(2,479)

Share and per share data
Basic and diluted
Net loss	$(.11)	$(.18)	$(.29)

Weighted average common shares	8,385	8,385	8,385

(a)	Represents the elimination of the historical accounts of the J.W. Miller division.
BELL INDUSTRIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(In thousands, except per share data)
The following presentation assumes the sale of the J.W. Miller division had been completed on January 1, 2003.

		Pro Forma
	As Reported	Adjustments(a)	Pro Forma
Net revenues
Products	$106,956	$(6,326)	$100,630
Services	34,949		34,949

	141,905	(6,326)	135,579

Costs and expenses
Cost of products sold	87,181	(3,596)	83,585
Cost of services provided	28,449		28,449
Selling and administrative	26,914	(1,760)	25,154
Depreciation and amortization	2,105	(31)	2,074
Interest, net	(166)		(166)

	144,483	(5,387)	139,096

Loss before income taxes	(2,578)	(939)	(3,517)
Income tax provision	1,209		1,209

Net loss	$(3,787)	$(939)	$(4,726)

Share and per share data
Basic and diluted
Net loss	$(.45)	$(.11)	$(.56)

Weighted average common shares	8,367	8,367	8,367

(a)	Represents the elimination of the historical accounts of the J.W. Miller division.

BELL INDUSTRIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
December 31, 2005
(Dollars in thousands)
The following presentation assumes the sale of the J.W. Miller division had been completed on December 31, 2005.

			Pro Forma
	As Reported	J.W. Miller(a)	Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$7,331	$—	$8,500	(b)	$15,831
Accounts receivable	15,306	(1,143)			14,163
Inventories	12,764	(1,208)			11,556
Prepaid expenses and other	2,701	(16)			2,685

Total current assets	38,102	(2,367)	8,500		44,235

Fixed assets, net	3,143	(61)			3,082

Other assets	3,108	(2)			3,106

	$44,353	$(2,430)	$8,500		$50,423

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Floor plan payables	$68	$—	$—		$68
Accounts payable	11,023	(538)			10,485
Accrued payroll	1,885	(193)			1,692
Accrued liabilities	6,555	(54)	1,000	(b)	7,501

Total current liabilities	19,531	(785)	1,000		19,746

Deferred compensation, environmental matters and other	4,518				4,518

Commitments and contingencies
Shareholders’ equity
Preferred stock
Authorized — 1,000,000 shares, outstanding — none
Common stock
Authorized — 35,000,000 shares, outstanding — 8,559,224 shares	32,832				32,832
Investment in J.W. Miller division		(1,645)	1,645	(c)
Accumulated deficit	(12,528)		5,855	(b)	(6,673)

Total shareholders’ equity	20,304	(1,645)	7,500		26,159

	$44,353	$(2,430)	$8,500		$50,423

(a)	Represents the elimination of the historical accounts of the J.W. Miller division.

(b)	Represents the receipt of $8.5 million in cash proceeds and the gain on sale of the J.W. Miller division, net of estimated selling costs and expenses and taxes. The final purchase price is subject to post closing adjustments.

The estimated gain on sale is determined as follows:

Cash proceeds from sale	$8,500
Assets sold	(1,645)
Selling costs and expenses	(850)
Income taxes	(150)

$5,855

(c)	Eliminates the investment in J.W. Miller division.
(c) Exhibits
     The following exhibits are furnished with this current report on Form 8-K

Exhibit No.	Description

10.1	Asset Purchase Agreement dated as of April 28, 2006 between Bell Industries, Inc. and Bourns, Inc.

99.1	Press release dated May 1, 2006, “Bell Industries Sells J.W. Miller Unit to Bourns In a $8.5 million Cash Transaction”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Industries, Inc.
May 3, 2006	By:	/s/ John A. Fellows
Name: John A. Fellows
Title: President & Chief Executive Officer